UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2012

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Skywalk Level, 801 Walnut Street -- Suite 200, Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-281-1000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2012, the board of directors (the “Board”) of the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Van D. Fishback, John F. Kennedy, Sr., Paula R. Meyer and John P. Rigler, II had been elected to the Board for a term commencing on January 1, 2013, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 9, 2012 (the Original Form 8-K). At that time, the 2013 Board committee assignments had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2013. This Form 8-K/A amends the Original Form 8-K to disclose the 2013 Board committee assignments.

Board Chairman and Vice Chairman

The Board previously elected Dale E. Oberkfell to serve as Chairman and Eric A. Hardmeyer to serve as Vice Chairman of the Board, each for a two-year term beginning January 1, 2013.

Board Committee Assignments

On January 4, 2013, Chair Oberkfell made, and the Executive and Governance Committee ratified, the following appointments for all directors for 2013:

Executive and Governance Committee

Dale E. Oberkfell, Chair
Eric A. Hardmeyer, Vice Chair
Van D. Fishback
Chris D. Grimm
Paula R. Meyer
John F. Kennedy, Sr.
Ellen Z. Lamale
John H. Robinson

Audit Committee

John F. Kennedy, Sr., Chair
Michal J. Finley, Vice Chair
Johnny A. Danos
Labh S. Hira
Teresa J. Keegan
Clair J. Lensing
Paula R. Meyer
John H. Robinson

Business Operations and Technology Committee

Paula R. Meyer, Chair
Johnny A. Danos, Vice Chair
Gerald D. Eid
Michael J. Finley
Chris D. Grimm
Eric A. Hardmeyer
Teresa J. Keegan
John F. Kennedy, Sr.
Clair J. Lensing

Finance and Planning Committee

Van D. Fishback, Chair
Teresa J. Keegan, Vice Chair
Johnny A. Danos
John F. Kennedy, Sr.
Dale E. Oberkfell
John P. Rigler, II
John H. Robinson

Human Resources and Compensation Committee

John H. Robinson, Chair
Labh S. Hira, Vice Chair
Van D. Fishback
Ellen Z. Lamale
Dale E. Oberkfell
John P. Rigler, II
Joseph C. Stewart, III

Mission, Member and Housing Committee

Chris D. Grimm, Chair
Clair J. Lensing, Vice Chair
Gerald D. Eid
Michael J. Finley
Eric A. Hardmeyer
Labh S. Hira
Ellen Z. Lamale
Paula R. Meyer
Joseph C. Stewart, III

Risk Committee

Ellen Z. Lamale, Chair
Joseph C. Stewart, III, Vice Chair
Gerald D. Eid
Van D. Fishback
Chris D. Grimm
Eric A. Hardmeyer
Dale E. Oberkfell
John P. Rigler, II

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

January 10, 2013	By:	/s/ Richard S. Swanson

Name: Richard S. Swanson
Title: President and Chief Executive Officer